Exhibit 10.13.2

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PUBLIC HEALTH SERVICE

SECOND AMENDMENT TO PATENT LICENSE AGREEMENT — EXCLUSIVE

(LICENSE NUMBER: L-127-2007/0)

(AMENDMENT NUMBER: L-127-2007/2)

This is the second amendment (“Second Amendment”) of the Patent License Agreement—Exclusive by and between the National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as agencies of the United States Public Health Service (“PHS”) within the Department of Health and Human Services (“HHS”), and GlobeImmune, Inc., having an effective date of June 12, 2007 and having NIH Reference Number L-127-2007/0 (“Agreement”). This Second Amendment, having NIH Reference Number L-127-2007/2, is made between the PHS through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and GlobeImmune, Inc., having an office at 1450 Infinite Drive, Louisville, Colorado 80027 (“Licensee”). This Second Amendment includes, in addition to the amendments made below, a Signature Page and Attachment 1 (Royalty Payment Information).

WHEREAS, PHS and Licensee desire that the Agreement be amended a second time in order to amend the Licensed Patent Rights, as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, PHS and Licensee, intending to be bound, hereby mutually agree to the following:

1)	The following Patent(s) or Patent Application(s) shall be deleted in their entirety from the paragraphs on the cover page under the subheading titled “Serial Number(s) of Licensed Patent(s) or Patent Application(s);” and the paragraphs in Appendix A under the subheading “Patent(s) or Patent Applications(s)” of the Agreement and as set forth in the First Amendment.[*]

2)	The following Patent(s) or Patent Application(s) shall be added, as per Licensee’s letter to PHS dated July 8, 2011, to the cover page under the subheading titled “Serial Number(s) of Licensed Patent(s) or Patent Application(s):” and in Appendix A under the subheading “Patent(s) or Patent Applications(s)” of the Agreement.:[*]

3)	In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

4)	All terms and conditions of the Agreement (as amended by the First Amendment) not herein amended remain binding and in effect.

5)	The terms and conditions of this Second Amendment shall be null and void, unless this Second Amendment is executed by the Licensee and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page

6)	This Second Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECOND AMENDMENT TO PATENT LICENSE AGREEMENT — EXCLUSIVE

(LICENSE NUMBER: L-127-2007/0)

(AMENDMENT NUMBER: L-127-2007/1)

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Second Amendment on the dates set forth below.

For PHS:

/s/ Richard U. Rodriguez	10-21-11
Richard U. Rodriguez Director, Division of Technology Development and Transfer Office of Technology Transfer National Institutes of Health	Date

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For GlobeImmune:

/s/ Timothy C. Rodell M.D.	31 Oct ‘11
Timothy C. Rodell M.D. President & Chief Executive Officer GlobeImmune, Inc.	Date

I.	Official and Mailing Address for Agreement notices:

Kirk Christoffersen

Name

Senior Director Corporate Development

Title

Mailing Address:

1450 Infinite Dr.

Louisville CO 80027

USA

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Email Address:	kirkc@globeimmune.com
Phone:	1.303.625.2777
Fax:	1.303.625.2710

II. Official and Mailing Address for Financial notices (Licensee’s contact person for royalty payments)

Jeff Dekker
Name

Vice President Finance
Title

Mailing Address:

1450 Infinite Dr.
Louisville CO 80027
USA

Email Address:	jeff.dekker@globeimmune.com

Phone:	1.303.625.2744

Fax:	1.303.625.2710

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT 1 – ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages our licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov. Locate the “NIH Agency Form” through the Pay.gov “Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments. In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

[*]

Drawn on a foreign bank account should be sent directly to the following account. Payment must be sent in U.S. Dollars (USD) using the following instructions:

[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH)

P.O. Box 979071

St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration Unit

6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852

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